Investments In Direct Financing Leases	12 Months Ended
Dec. 31, 2015
Capital Leases, Net Investment in Direct Financing Leases [Abstract]
Investments In Direct Financing Leases
Investment in a Direct Financing Lease

The Company’s investment in a direct financing lease relates to the Company’s master lease of 21 public charter school properties as of December 31, 2015 and 23 public charter school properties as of December 31, 2014, with affiliates of Imagine Schools, Inc. (Imagine). Investment in a direct financing lease, net represents estimated unguaranteed residual values of leased assets and net unpaid rentals, less related deferred income. The following table summarizes the carrying amounts of investment in a direct financing lease, net as of December 31, 2015 and 2014 (in thousands):

	2015	2014
Total minimum lease payments receivable	$439,646	$487,275
Estimated unguaranteed residual value of leased assets	162,669	172,880
Less deferred income (1)	(411,435)	(460,823)
Investment in a direct financing lease, net	$190,880	$199,332

(1) Deferred income is net of $1.4 million and $1.5 million of initial direct costs at December 31, 2015 and 2014, respectively.

Additionally, the Company has determined that no allowance for losses was necessary at December 31, 2015 and 2014.

On May 17, 2013, per the terms of the master lease of public charter schools with Imagine, the Company exchanged three St. Louis, Missouri schools for one located in Columbus, Ohio, one located in Dayton, Ohio and another located in Toledo, Ohio. In conjunction with this exchange, the Company completed the acquisition of a public charter school in Columbia, South Carolina for $3.3 million that is leased under the master lease to Imagine. Additionally, on October 31, 2013, the Company exchanged one St. Louis, Missouri school for one located in Columbus, Ohio. There was no impact on the Company's investment in direct financing lease as a result of these exchanges.

On April 2, 2014, the Company completed the sale of four public charter school properties located in Florida and previously leased to Imagine for net proceeds of $46.1 million. Accordingly, the Company reduced its investment in a direct financing lease, net, by $45.9 million which included $41.5 million in original acquisition cost. A gain of $0.2 million was recognized during the year ended December 31, 2014.

On May 21, 2015, the Company completed the sale of one public charter school property located in Pennsylvania and previously leased to Imagine for net proceeds of $4.7 million. Accordingly, the Company reduced its net investment in a direct financing lease, net by $4.7 million which included $4.1 million in original acquisition costs. There was no gain or loss recognized on this sale.

On June 30, 2015, the Company terminated a portion of its master lease with Imagine related to one public charter school property located in Ohio. The property was subsequently leased to another operator pursuant to a long-term triple net lease agreement that is classified as an operating lease. There was no gain or loss recognized on this lease termination.

The Company’s direct financing lease has expiration dates ranging from approximately 16 to 19 years. Future minimum rentals receivable on this direct financing lease at December 31, 2015 are as follows (in thousands):

Amount
Year:
2016	$19,787
2017	20,380
2018	20,992
2019	21,621
2020	22,270
Thereafter	334,596
Total	$439,646